SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 15, 2004

Date of report (Date of earliest event reported)

BUCA, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-25721	41-1802364
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Nicollet Mall, Suite 5003 Minneapolis, Minnesota	55403
(Address of Principal Executive Offices)	(Zip Code)

Telephone Number: (612) 288-2382

(Registrant’s Telephone Number, Including Area Code)

Item 5.    Other Events

On July 15, 2004, BUCA, Inc. (the “Company”) issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

99	Press release dated July 15, 2004

Item 12.    Results of Operations and Financial Condition.

On July 15, 2004, the Company issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2004	BUCA, INC. (Registrant)

	By	/s/ Greg A. Gadel

Greg A. Gadel Executive Vice President, Chief Financial Officer, Treasurer and Secretary